                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): February 2, 2005 (January 31, 2005)

                              RITE AID CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-5742                23-1614034
(State or other jurisdiction of        (Commission        (IRS Employer
incorporation or organization)         File Number)       Identification Number)

                  30 HUNTER LANE, CAMP HILL, PENNSYLVANIA 17011
                    (Address of principal executive offices)

                                 (717) 761-2633
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

                       ----------------------------------

ITEM 1.01.     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

         On January 31, 2005, Rite Aid Corporation ("Rite Aid") completed (1)
the redemption of $104.0 million aggregate liquidation preference (1,040,000 shares) of its outstanding 8% Series D Cumulative Convertible Pay-In-Kind
Preferred Stock (the "Series D Preferred Stock"), for an aggregate redemption price of $109,916,555, representing a purchase price per share of 105% of the liquidation preference, plus the partial dividend period amount (as defined in the certificate of designations setting forth the terms of the Series D
Preferred Stock), to and including the date of redemption (the "Redemption")
pursuant to, and in accordance with, the terms of the Series D Certificate of
Designations; (2) the issuance, following the Redemption, of 1,160,812.2171 shares of each of newly authorized (a) 8% Series F Cumulative Convertible
Pay-In-Kind Preferred Stock (the "Series F Preferred Stock"), (b) 7% Series G
Cumulative Convertible Pay-In-Kind Preferred Stock (the "Series G Preferred
Stock") and (c) 6% Series H Cumulative Convertible Pay-In-Kind Preferred Stock
(the "Series H Preferred Stock" and, together with the Series F Preferred Stock and the Series G Preferred Stock, the "Exchange Preferred Stock"), in exchange for the remaining 3,482,436.6513 shares of Series D Preferred Stock (the
"Exchange"); (3) the amendment and restatement of the registration rights agreement (the "Amended and Restated Registration Rights Agreement") dated as of
October 27, 2000 as amended on October 3, 2001, between Rite Aid and Green
Equity Investors III, L.P. ("Green"); and (4) the amendment of the management services agreement, dated as of January 1, 2003 as amended on January 13, 2004 between Rite And and Green, whereby Rite Aid will retain Green for certain financial advisory and investment banking services for a period of one year and for a fee of $300,000. The transactions listed above were consummated pursuant to a redemption and exchange agreement between Rite Aid and Green.

         The Series F Preferred Stock, the Series G Preferred Stock and the
Series H Preferred Stock were issued pursuant to an exemption under Section 4(2)
of the Securities Act of 1933, as amended (the "Securities Act"). The respective certificates of designation of each of the Series F Preferred Stock, the Series
G Preferred Stock and the Series H Preferred Stock, which set forth the rights, preferences and limitations of the Series F Preferred Stock, the Series G
Preferred Stock and the Series H Preferred Stock, the terms of which are described below, are filed as exhibits hereto.

         In connection with the Exchange, Rite Aid entered into the Amended and
Restated Registration Rights Agreement, dated as of January 31, 2005, providing for registration of the Exchange Preferred Stock and Rite Aid's common stock which is issuable upon conversion of the Exchange Preferred Stock.

         Pursuant to the Registration Rights Agreement, holders of not less than
30% of any series of Exchange Preferred Stock may, at any time, require the
Company to effect a registration under the Securities Act with respect to (1) at least 25% of the common stock issued or issuable upon conversion of any series of Exchange Preferred Stock and (2) any series of Exchange Preferred Stock with an anticipated offering or sale price of $30 million. Holders of 10% of shares of the then-outstanding Exchange Preferred Stock (if such request is made by holders of more than one series of Exchange Preferred Stock) may, at any time, require the Company to effect a registration under the Securities Act with respect to at least 10% of the common stock issued or issuable upon conversion of all series of Exchange Preferred Stock and (2) any series of Exchange
Preferred Stock with an anticipated offering or sale price of $30 million. The registrations described above in this paragraph are referred to herein as
"Demand Registrations." Holders of the Exchange Preferred Stock are not entitled to more than an aggregate of four Demand Registrations, and Rite Aid is not obligated to

effect more than three underwritten Demand Registrations. Rite Aid has agreed to, among other things, keep such registration statement effective until the earlier of 180 days or such time as the distribution by the holders of the
Exchange Preferred Stock, described in the registration statement is complete.

         Holders of Exchange Preferred Stock requesting a Demand Registration, may require Rite Aid to make such Demand Registration in the form of a shelf registration statement, providing for the sale of securities on a continuous or delayed basis. Rite Aid has, among other things, agreed to use its best efforts to (1) file such a shelf registration statement, which shelf registration statement shall become or be declared effective no later than 120 days after such obligation arises and to (2) keep such shelf registration statement effective until the earlier of (a) two years from the effective date thereof or
(b) such time when all of the shares of Exchange Preferred Stock or Rite Aid's common stock issued or issuable upon conversion of the Exchange Preferred Stock, which are covered by the shelf registration statement, have been sold pursuant to such shelf registration statement, are eligible to be sold pursuant to paragraph (k) of Rule 144 under the Securities Act, are sold pursuant to Rule
144, or are no longer outstanding. Rite Aid has also agreed to supplement or amend the shelf registration statement as required by the Securities Act and the rules and regulations thereunder.

         If Rite Aid registers any of its equity securities for its own account or for the account of other holders of its equity securities (other than on Form
S-4 or S-8 or other successor forms), holders of the Exchange Preferred Stock, may upon request and subject to certain exceptions, include their shares of
Exchange Preferred Stock or common stock issued or issuable upon conversion of the Exchange Preferred Stock, in such a registration. The registrations described above in this paragraph are referred to herein as "Piggyback
Registrations."

         Subject to certain exceptions, Rite Aid has agreed to pay all expenses incurred in connection with up to four Demand Registrations and all Piggyback
Registrations, other than underwriting discounts, selling commissions and other similar fees, which fees will be borne by the selling holders. However, Rite Aid will not be responsible for any expenses incurred in connection with more than one underwritten Demand Registration pursuant to a shelf registration statement in any 180-day period.

         This summary description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Registration
Rights Agreement, which is attached hereto as Exhibit 1.1. All exhibits referred to herein are hereby incorporated by reference into this report in their entirety.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES

         The disclosure under Item 1.01 of this report relating to the Exchange is also responsive to Item 3.02 of this report and is incorporated herein by reference.

ITEM 5.03.     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
               FISCAL YEAR

         On January 31, 2005, Rite Aid filed with the Secretary of State of the
State of Delaware the certificate of designations setting forth the terms of the
Series F Preferred Stock (the "Series F Certificate of Designations"), the
certificate of designations setting forth the terms of the Series G Preferred
Stock (the "Series G Certificate of Designations") and the certificate of designations setting forth the terms of the Series H Preferred Stock (the
"Series H Certificate of Designations" and, together with the Series F
Certificate of Designations and the Series G Certificate of Designations, the
"Exchange Certificates of Designations").

         Copies of the Exchange Certificates of Designations are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively and are incorporated herein by reference. The Exchange Certificates of Designations were effective as of the date filed.

         The Series F Certificate of Designations creates and authorizes a new series of 2,000,000 shares of Series F Preferred Stock, par value $1.00 per share, with a liquidation preference $100 per share, plus an amount equal to the sum of all accumulated and unpaid dividends for prior dividend periods, subject to certain adjustments. The Series G Certificate of Designations creates and authorizes a new series of 2,000,000 shares of Series G Preferred Stock, par value $1.00 per share, with a liquidation preference $100 per share, plus an amount equal to the sum of all accumulated and unpaid dividends for prior dividend periods, subject to certain adjustments. The Series H Certificate of
Designations creates and authorizes a new series of 2,000,000 shares of Series H
Preferred Stock, par value $1.00 per share, with a liquidation preference $100 per share, plus an amount equal to the sum of all accumulated and unpaid dividends for prior dividend periods, subject to certain adjustments.

         The terms of the Series F Preferred Stock, the Series G Preferred Stock
and the Series H Preferred Stock are identical in all material respects, except with respect to the dividend rate and the optional redemption provisions.

         Dividends on the Exchange Preferred Stock are payable quarterly in arrears and may be paid either in cash, by issuing additional shares of the same series of preferred stock with an aggregate liquidation preference equal to the amount of the dividend, or in any combination thereof in Rite Aid's sole discretion. Dividends are cumulative from January 1, 2005 and will be payable out of funds legally available therefore, as declared by Rite Aid's board of directors. Dividends are payable at the annual rate of 8.0% on the Series F
Preferred Stock, 7.0% on the Series G Preferred Stock and 6.0% on the Series H
Preferred Stock.

         Each series of Exchange Preferred Stock ranks, with respect to dividend rights and distributions upon dissolution, liquidation or winding up, (i) senior to all of Rite Aid's common stock and any other stock of Rite Aid, the terms of which do not expressly provide that such stock ranks senior or on parity with the Exchange Preferred Stock, (ii) on parity with the other series of Exchange
Preferred Stock now outstanding or to be issued in the future, including shares of Exchange Preferred Stock issued as dividends, Rite Aid's 7% Series E
Mandatory Convertible Preferred Stock and any other stock of Rite Aid, the terms of which provide that such stock ranks on parity with the Exchange Preferred
Stock and (iii) junior to any class of stock of Rite Aid, the terms of which expressly provide that such stock ranks senior to the Exchange Preferred Stock.

         Rite Aid has the right to redeem all or any part of shares of any series of Exchange Preferred Stock at a price of 105% of the liquidation preference, plus accrued dividends for the current dividend period, subject to legally available funds and subject to the call schedules set forth below. The
Series F Preferred Stock may be redeemed at any time and from time to time, the
Series G Preferred Stock may be redeemed at any time and from time to time after January 31, 2009 and the Series H Preferred Stock may be
redeemed at any time and from time to time after January 31, 2010.
Notwithstanding the foregoing, on or before March 4, 2005, Rite Aid has the option to redeem, subject to legally available funds, up to 31,000 shares of each of the Series G Preferred Stock and the Series H Preferred Stock at a price equal to 105% of the liquidation preference, plus accrued dividends for the then current dividend period.

         Any holder of shares of any series of Exchange Preferred Stock may convert any such shares which have not been redeemed by Rite Aid, into shares of
Rite Aid's common stock, par value $1.00 per share. The number of shares of Rite
Aid's common stock issuable upon conversion of each share of Exchange Preferred
Stock will be determined by dividing the liquidation preference then in effect by 5.50, subject to certain anti-dilution adjustments as set forth in the
Exchange Certificates of Designations.

         Holders of shares of the Exchange Preferred Stock are entitled to vote, together with the holders of Rite Aid's common stock and any other series of preferred stock entitled to vote, as a single class, on all matters submitted to the stockholders of Rite Aid for a vote. Holders of Rite Aid's common stock are each entitled to one vote per share and holders of the Exchange Preferred Stock are entitled to one vote per share of Rite Aid's common stock which is issuable upon conversion of such Exchange Preferred Stock, as of the record date for the vote. Additionally, holders of outstanding shares of each series of Exchange
Preferred Stock, voting together as a single class, have the right to elect one director (the "Preferred Stock Director") to Rite Aid's board of directors.
Other than as described in the Exchange Certificates of Designations, holders of any shares of Exchange Preferred Stock have no voting rights, except as required by law.

         Rite Aid will not, without the approval of the holders of at least a majority of the shares of a particular series of Exchange Preferred Stock then outstanding, (1) amend or otherwise alter its restated certificate of incorporation, as amended, or take any action requiring a vote of stockholders, which adversely affects the rights, privileges and preferences of that particular series of Exchange Preferred Stock, (2) authorize, create or issue any securities that rank senior to that particular series of Exchange Preferred
Stock or any security convertible into such a senior security or (3) issue or obligate itself to issue additional shares of that particular series of Exchange
Preferred Stock, except as dividends in accordance with the Exchange
Certificates of Designations.

         Unless full cumulative dividends on all outstanding shares of a particular series of Exchange Preferred Stock for all past dividend periods have been declared and paid or declared and a sufficient sum for the payment thereof set apart, Rite Aid, or in certain cases, certain subsidiaries of Rite Aid, may not, subject to certain exceptions, (1) declare or pay dividends on any stock of
Rite Aid that ranks junior to that particular series of Exchange Preferred
Stock, (2) declare or make any distribution on any stock of Rite Aid that ranks junior to that particular series of Exchange Preferred Stock or (3) purchase, redeem, acquire or retire for value (including setting apart any monies for such purposes), any stock of Rite Aid that ranks junior to that particular series of
Exchange Preferred Stock.

         If and whenever two full quarterly dividends, whether or not consecutive, payable on any series of Exchange Preferred Stock are not paid, the number of directors constituting Rite Aid's board of directors will be increased by two and the holders of shares of each of the series of Exchange Preferred
Stock then outstanding, voting together as a single class, will have the right to elect those additional directors to the board of directors until all accumulated and unpaid dividends on the Exchange Preferred Stock total less than two full quarterly dividends payable on such preferred stock,

after which time the term of office of each director so elected will terminate and the number of directors will be reduced by two.

 ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         1.1      Amended and Restated Registration Rights Agreement, dated as of January 31, 2005, by and among Rite Aid Corporation and
                  Green Equity Investors III, L.P.

         3.1      Certificate of Designation of 8% Series F Cumulative
                  Convertible Pay-In-Kind Preferred Stock, dated as of January
                  28, 2005.

         3.2      Certificate of Designation of 7% Series G Cumulative
                  Convertible Pay-In-Kind Preferred Stock, dated as of January
                  28, 2005.

         3.3      Certificate of Designation of 6% Series H Cumulative
                  Convertible Pay-In-Kind Preferred Stock, dated as of January
                  28, 2005.

                              RITE AID CORPORATION

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RITE AID CORPORATION
                                  --------------------
                                  (Registrant)

Date:    February 2, 2005         By:

                                  /s/ ROBERT B. SARI
                                  ------------------------------
                                  Name:  Robert B. Sari
                                  Title: Senior Vice President,
                                         General Counsel and Secretary